Fair Value Measurements, Derivative Instruments and Hedging Activities - Reconciliation of Changes in Carrying Amounts of Intangible Assets Not Subject to Amortization, Which Represents Trademarks (Parenthetical) (Detail) (USD $)
In Millions, unless otherwise specified
	12 Months Ended				1 Months Ended
	Nov. 30, 2013		Nov. 30, 2012		Feb. 29, 2012 Trademarks
Indefinite-lived Intangible Assets [Line Items]
Ibero trademarks impairment charge	$ 13	[1]	$ 20	[1]	$ 20

[1]	At February 29, 2012, we also performed an interim impairment test of Ibero’s trademarks, which resulted in a $20 million impairment charge during the first quarter of 2012, based on the reduction of revenues primarily as a result of slower than anticipated Ibero capacity growth, which is considered a Level 3 input. In 2013, we recognized a $13 million impairment charge, which related to Ibero’s remaining trademarks’ carrying value.